WARRANT AGREEMENT

                               dated June 27, 1997

                                 by and between

                                PEGASYSTEMS INC.

                                       and

                            FIRST DATA RESOURCES INC.




                                                                    Confidential

                                WARRANT AGREEMENT

This Warrant Agreement (this "Warrant Agreement") is entered into as of June 27, 1997, by and between PEGASYSTEMS INC., a Massachusetts corporation with its principal place of business at 101 Main Street, Cambridge, Massachusetts 02142-1590 ("Pegasystems"), and FIRST DATA RESOURCES INC., a Delaware corporation with its principal place of business at 7302 Pacific Street, Omaha, Nebraska 68114 ("FDR").

     WHEREAS, Pegasystems is in the business of inter alia developing, marketing, licensing, and installing customer service management software to automate customer interactions, including the Software (as hereafter defined); and

     WHEREAS, FDR and its Affiliates are in the business of providing information processing products and services to a broad range of financial institutions and other commercial enterprises;

     WHEREAS, contemporaneous with the signing of this Warrant Agreement, Pegasystems and FDR have entered into a Software License and Support Agreement (the "Agreement") pursuant to which Pegasystems has granted to FDR and its Affiliates certain rights in and to the Software; and

     WHEREAS, as part of the consideration for and as a condition precedent to the Agreement, each party agrees to enter into this Warrant Agreement;

     NOW THEREFORE, in consideration of the premises, covenants, representations, and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pegasystems and FDR agree as follows:

                                   DEFINITIONS

     Unless the context shall otherwise require, the capitalized terms used herein shall have the respective meanings set forth in the Agreement. Each definition includes the singular and the plural, and reference to the neuter gender includes the masculine and feminine where appropriate. The headings to the Articles and Sections hereof are for convenience of reference and shall not affect the meaning or interpretation of this Warrant Agreement. Except as otherwise stated, reference to Articles, Sections, and Exhibits mean the Articles, Sections, and Exhibits of this Warrant Agreement. Any Exhibits are hereby incorporated by reference into and shall be deemed a part of this Warrant Agreement. Unless the context clearly indicates otherwise, the word "including" means "including but not limited to."

                                                                    Confidential

                                    ARTICLE 1
                                     WARRANT

     1.1. Warrant As soon as practicable after the execution of this Warrant Agreement, Pegasystems shall deliver to FDR a warrant in the form attached hereto as Exhibit A.

                                    ARTICLE 2

                           INCORPORATION BY REFERENCE

     2.1. Incorporation by Reference. Articles 8, 9, 10, 11, 12, and 15 of the Agreement are hereby incorporated by reference into and shall be deemed a part of this Warrant Agreement.


                                                                    Confidential

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant Agreement as of the date first written above.


PEGASYSTEMS INC                      FIRST DATA RESOURCES INC.

By: /s/ Alan Trefler                 By: /s/ Donna M. Walsh
    -----------------------              ---------------------------
        Alan Trefler                         Donna M. Walsh
        President                            Vice President, Card Services Group

Dated June 27, 1997                  Dated June 27, 1997


                                                                    Confidential

                                    EXHIBIT A
                                 FORM OF WARRANT

 See attached.




                                                                    Confidential

================================================================================



                                     WARRANT

                                    Issued by

                                PEGASYSTEMS INC.



================================================================================


                                                           Warrant No. A-1

                                                           Original Issue

                                                           Date: _________, 1997

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES PURCHASABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THIS WARRANT OR OF THE SECURITIES PURCHASABLE UPON EXERCISE HEREOF SHALL BE VALID OR EFFECTIVE UNLESS SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THIS WARRANT.

                                                                 Warrant No. A-1

                                     WARRANT
                                    Issued by
                                 PEGASYSTEMS INC.

     THIS IS TO CERTIFY THAT FIRST DATA RESOURCES INC. ("FDR"), or registered assigns, is entitled, at any time during the Exercise Period, defined below, to purchase from PEGASYSTEMS INC., a Massachusetts corporation ("Pegasystems"), Two hundred eighty-four thousand, eight hundred seventy-six (284,876) shares (subject to adjustment as provided herein) of the Common Stock defined below, of Pegasystems, at a purchase price of Twenty-eight and twenty five cents ($28.25) per share (the initial "Exercise Price", subject to adjustment as provided herein), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1. DEFINITIONS

     As used in this Warrant, the following terms have the respective meanings set forth below:

     "Affiliate" shall mean, with respect to any Period any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). Notwithstanding the foregoing, (i) no individual shall be deemed to be an Affiliate of a corporation solely by reason of being an officer or director of such corporation and (ii) neither Pegasystems nor any Affiliate of Pegasystems shall be deemed to be an Affiliate of FDR or of any Affiliate of FDR.

     "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in New York City.

     "Call Notice" shall have the meaning set forth in Section 8.

     "Call Price" shall have the meaning set forth in Section 8.

     "Call Right" shall have the meaning set forth in Section 8.

     "Cashless Exercise Option" shall have the meaning set forth in Section 2.l(c).

     "Cash Out Merger Event" shall mean any transfer of more than fifty percent (50%) of the voting stock or assets of Pegasystems to one or a related group of Persons pursuant to a merger, consolidation exchange offer, tender offer or other form of business combination other than a business combination in which the shareholders of Pegasystems prior to the consummation of such transaction end up owning a majority of the voting stock of the surviving entity in such transaction.

     "Commission" shall mean the Securities and Exchange Commission or any other
federal  agency  then   administering  the  Securities  Act  and  other  federal
securities laws.

     "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock of Pegasystems, par value $0.01 per share, as constituted on the Original Issue Date, and any capital stock into which such Common Stock may thereafter be changed or that may be issued in respect of, in exchange for or in substitution for such Common Stock by reason of any stock splits, reclassifications, stock dividends or distributions, and shall also include shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of Pegasystems in the circumstances contemplated by Section 3.4.

     "Continuously Effective", with respect to a specified registration statement, shall mean that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any three (3) consecutive business days, or (ii) an aggregate of six (6) business days during the period specified in the relevant provision of this Agreement.

     "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, shares of Non-Preferred Stock either immediately or upon the occurrence of a specified date or a specified event.

     "Current Market Price" shall mean as of any specified date with respect to a specified class of Non-Preferred Stock the average of the daily market prices of such class of Non-Preferred Stock of Pegasystems for the twenty (20) consecutive trading days immediately preceding such date; provided that for the purpose of determining the Call Price under Article 8 below, "Current Market Price" shall mean the greater of (A) the average of the daily market prices of the Common Stock of Pegasystems during the twenty (20) consecutive trading days commencing on the date of the related Demand Request (or if such date is not a trading day, commencing on the next trading day) and (B) the average of the daily market prices of the Common Stock of Pegasystems during the twenty (20) consecutive trading days commencing on the date of the related Call Notice (or if such date is not a trading day, commencing on the next trading day). The "daily market price" of a specified class of Non-Preferred Stock for each such trading day shall be: (i) if such Non-Preferred Stock is then listed on a national securities exchange or is listed on NASDAQ and is designated as a National Market System security, the last sale price, regular way, on such day on the principal stock exchange or market system on which such class of Non-Preferred Stock is then listed or admitted to trading, or, if no such sale takes place on such day, the average of the closing bid and asked prices for such class of Non-Preferred Stock on such day as reported on such stock exchange or market system or (ii) if such class of Non-Preferred Stock is not then listed or admitted to trading on any national securities exchange or designated as a National Market System security on NASDAQ but is traded over-the-counter, the average of the closing bid and asked prices for such class of Non-Preferred Stock as reported on NASDAQ or the Electronic Bulletin Board or in the National Daily Quotation Sheets, as applicable.

     "Demanding Holders" shall have the meaning set forth in Section 7.l(a).

     "Demand Registration" shall have the meaning set forth in Section 7.1(a).

     "Demand Request" shall have the meaning set forth in Section 7.l(a).

     "Designated Office" shall have the meaning set forth in Section 10.

     "Effective Date" shall mean, with respect to a Cash Out Merger Event, the date and time of consummation of the transaction constituting such Cash Out Merger Event.

     "Exercise Date" shall have the meaning set forth in Section 2.1(a).

     "Exercise Notice" shall have the meaning set forth in Section 2.1(a).

     "Exercise Period" shall mean the period commencing at 9:00 A.M. Eastern Time on the first annual anniversary of the Original Issue Date and ending at 5:00 P.M. Eastern Time on the fifth annual anniversary of the Original Issue Date; provided: (i) that if the scheduled expiration date of the Exercise Period is not a Business Day, the Exercise Period shall be automatically extended until the next succeeding Business Day; (ii) that upon the occurrence of a Cash Out Merger Event, the Exercise Period shall commence on the Effective Date of such Cash Out Merger Event and (iii) that the Exercise Period shall terminate if the License Agreement is terminated pursuant to Section 11.3 thereof. Notwithstanding the foregoing, the Exercise Period shall be subject to automatic extension to the extent provided in Section 7.1(c).

     "Exercise Price" shall mean, in respect of a share of Common Stock at any date herein specified, the initial Exercise Price set forth in the preamble of this Warrant as adjusted from time to time pursuant to Section 3.

     "Expert's Determination" shall have the meaning set forth in Section 13.8.

     "Fair Distribution Value" of any evidences of indebtedness or other assets distributed to holders of Common Stock in a distribution subject to Section 3.2(a), shall mean the aggregate fair market value of such evidences of indebtedness or other assets as determined in good faith by the Board of Directors, if the Board of Directors has made such a determination, and otherwise as determined by the Chief Financial Offlcer of Pegasystems, subject to the right of the Majority Holders to challenge such valuation pursuant to
Section 13.8.

     "Fair Value" per share of Common Stock or other class of Non-Preferred Stock as of any specified date shall mean (i) if the Common Stock or such class of Non-Preferred Stock is publicly traded on such date, the Current Market Price per share or (ii) if the Common Stock or such Non-Preferred Stock is not publicly traded on such date, the fair market value per share as determined in good faith by the Board of Directors, if the Board of Directors has made such a determination, and otherwise as determined by the Chief Financial Officer of Pegasystems and set forth in a written notice to each Holder, subject to the right of the Majority Holders to challenge such valuation pursuant to Section
13.8. The "fair market value" per share of Common Stock or Non-Preferred Stock for such purposes shall be based on the fair market value of 100% of Pegasystems and its Subsidiaries as if sold as a going concern and assuming full conversion, exercise and exchange of all Warrants, Convertible Securities and Stock Purchase Rights, as well as any transfer restrictions, forfeiture conditions or other relevant factors relevant to the determination of the fair market value of the Common Stock or Non-Preferred Stock in question.

     "FDR" shall mean First Data Resources Inc., a Delaware corporation, and any successor corporation.

     "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock or Non-Preferred Stock, at any date as of which the number of shares thereof is to be determined: (i) all issued and outstanding shares of Common Stock or Non-Preferred Stock (as the case may be), (ii) all shares of Common Stock or Non-Preferred Stock (as the case may be) issuable upon the exercise of any issued and outstanding Convertible Securities and (iii) all shares of Common Stock or Non-Preferred Stock (as the case may be) directly or indirectly issuable upon the exercise of any issued and outstanding Stock Purchase Rights, except in each such case any such shares of Common Stock or Non-Preferred Stock Convertible Securities or Stock Purchase Rights then owned or held by or for the account of any subsidiary of Pegasystems, and shall include all shares of Common Stock or Non-Preferred Stock (as the case may be) issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock or Non-Preferred Stock, as the case may be.

     "Holder" or "Holders" shall mean any Person who is the registered holder of a Warrant or of any Common Stock issued upon exercise of a Warrant.

     "Holders' Determination" shall have the meaning set forth in Section 13.8.

     "Independent Financial Expert" shall mean an investment banking firm or other Person jointly selected by Pegasystems and the relevant Majority Holders; provided that, if Pegasystems and such Majority Holders are unable to so agree, they shall each select a nationally recognized investment banking firm and the two firms so selected shall jointly select a third investment banking firm or appraiser to act as an Independent Financial Expert. Unless otherwise agreed by Pegasystems and the Majority Holders, no Person shall be selected as an Independent Financial Expert: (i) if such Person (or any of its Affiliates) has a direct or indirect financial interest in Pegasystems or any of the Holders (other than in its trading accounts), (ii) if any of the senior officers, directors, principals or partners of such Person (or any of its Affiliates) has acted as a promoter, director or senior officer of Pegasystems or any Holder (or any of their respective Affiliates) during the twenty-four month period immediately preceding the date such Person is called upon to serve as an Independent Financial Expert hereunder, (iii) if such Person (or any of its Affiliates) has acted as an underwriter with respect to any of the securities of Pegasystems or any Holder (or any of their respective Affiliates) during the twenty-four month period immediately preceding the date such Person is called upon to serve as an Independent Financial Expert hereunder or (iv) if such Person (or any of its Affiliates) has provided any advice or opinions to Pegasystems or any Holder during the twenty-four month period immediately preceding the date such Person is called upon to serve as an Independent Financial Expert hereunder. In the event that the parties are unable to agree on an Independent Financial Expert, Pegasystems and the relevant Majority Holders shall each be responsible for the fees and expenses of the investment banking firm respectively appointed by them for the purpose of selecting an Independent Financial Expert. The fees and expenses of the Independent Financial Expert shall be borne in accordance with Section 13.8.

     "License Agreement" shall mean the Software License and Support Agreement, dated as of June 27, 1997, between Pegasystems and FDR, as the same may be amended from time to time.

     "Lock-Up Period" with respect to an underwritten registered offering shall mean the period, if any, following the effective date of the registration statement filed with the Commission in connection with such offering during which the underwriters require (i) that the Holders of Registrable Securities refrain from selling shares of Common Stock in the market or (ii) that Pegasystems refrain from selling shares of Common Stock or filing a registration statement with the Commission with respect to sales of Common Stock.

     "Majority Holders", with respect to a given determination, shall mean the Holders of Warrants and/or Common Stock issued upon the exercise of Warrants representing more than fifty percent (50%) of the Common Stock issued or issuable upon exercise of the Warrants (with any such Warrants being deemed to represent, for the purposes of such calculation, the shares of Common Stock then issuable upon exercise thereof) directly affected by such determination.

     "Majority   Selling   Holders"  shall  mean,   with  respect  to  a  Demand
Registration, Selling Holders representing a majority of the Registrable Securities to be included in such Demand Registration.

     "NASDAQ" shall mean the NASDAQ quotation system, or any successor reporting system.

     "Non-Preferred Stock" shall mean the Common Stock and any other class of capital stock of Pegasystems (regardless of how denominated) unless such class is limited in respect of the right to participate in dividends or distributions to an amount that is (i) fixed or (ii) set by formula, auction or similar mechanism without reference to the amount of Pegasystems earnings or surplus (e.g., by reference to a floating interest rate).

     "Non-Registered Distribution" shall have the meaning set forth in Section 7.l(a).

     "Original Issue Date" shall mean the date on which the Original Warrant was issued, as set forth on the cover page of this Warrant.

     "Original Warrant" shall mean the Warrant originally issued by Pegasystems on the Original Issue Date to FDR.

     "Pegasystems" shall mean Pegasystems Inc., a Massachusetts corporation, and any successor corporation

     "Pegasystems  Determination"  shall have the  meaning  set forth in Section
13.8.

     "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "Piggyback Registration" shall have the meaning set forth in Section 7.2.

     "Register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

     "Registrable Securities" shall mean (i) any shares of Restricted Stock issued or issuable to the Holders upon the exercise of the Warrants and (ii) any securities issued to the Holders in substitution or exchange for, or upon the transfer of, Restricted Stock which immediately prior to such substitution, exchange or transfer constituted Registrable Securities. As to any particular Registrable Securities, once issued, such Registrable Securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such registration statement, (B) they shall have been distributed to the public pursuant to Rule 144, (C) Pegasystems shall have delivered to the Holders new certificates or other evidences of ownership for such securities not bearing any legend relating to restrictions on transfer and such shares may be resold without subsequent registration under the Securities Act and any applicable state securities laws then in effect or (D) such securities are no longer outstanding or are held by Pegasystems or any Affiliate of Pegasystems. In addition, for the purposes of determining whether the Holders of any requisite portion of Registrable Securities have taken any action contemplated by this Agreement, (x) a Person shall be deemed to hold Registrable Securities issuable upon conversion of any Warrants or Convertible Securities owned by it or which it has the right to acquire, and (y) any Registrable Securities owned by Pegasystems or any Affiliate of Pegasystems shall not be deemed outstanding.

     "Registration Expenses" shall have the meaning specified in Section 7.4.

     "Restricted Stock" shall mean shares of Common Stock issued upon exercise of any Warrant that have not been registered under the Securities Act.

     "Rule 144" shall mean Rule 144 under the Securities Act or any successor provision.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Holders" shall mean, collectively, any holders of Registrable Securities whose Registrable Securities are included in any Demand Registration or Piggyback Registration.

     "Selling Holders' Counsel Fees" shall mean the reasonable fees and expenses of (i) one primary counsel representing all Selling Holders in a Demand Registration (as selected by the Majority Selling Holders) and (ii) any additional local counsel reasonably required to assist such primary counsel, but excluding any such fees (but not expenses) that exceed $25,000. To the extent that any such excess fees are attributable to the exercise by Pegasystems of its registration postponement rights under Section 7.1(c) or the occurrence of a stop order, non-routine post-effective amendment or other deviation from the normal course of a registered offering of securities such excess fees shall be additional to such aforementioned $25,000 and shall be borne by Pegasystems.

     "Stock Purchase Rights" shall mean any options, warrants or other securities or rights to subscribe to or exercisable for the purchase of shares of Non-Preferred Stock or Convertible Securities, whether or not immediately exercisable.

     "Subsidiary" shall mean, with respect to any Person, any corporation or other entity of which at least 30% of the outstanding securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions (regardless of whether at the time stock of any other class or classes of such corporation or entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries unless another Person then owns or controls an equal or greater percentage of such outstanding securities or other ownership interests. "Wholly Owned Subsidiary" means any such corporation or other entity of which all of such securities or other ownership interests, other than director's qualifying shares, are so owned or controlled.

     "Substitute Property" shall have the meaning set forth in Section 3.4.

     "Transfer" shall mean any disposition of any Warrant or Restricted Stock or of any interest in either thereof, which would constitute a "sale" thereof within the meaning of the Securities Act.

     "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Exercise Price as of the date of such exercise.

     "Warrants" shall mean the Original Warrant and any warrant issued upon permitted transfer, division or combination of, or in substitution for, such Original Warrant or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions and date except for the number of shares of Common Stock for which they may be exercised.

2.   EXERCISE OF WARRANT

     2.1. Manner of Exercise. (a) From time to time during the Exercise Period, a Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder (subject to Section
2.2 below and provided that no exercise shall be for fewer than 10,000 shares of Common Stock). In order to exercise this Warrant, in whole or in part, a Holder shall (i) deliver to Pegasystems (at the notice address provided for in Section 13.2) a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice"), which Exercise Notice shall be irrevocable and specify the number of shares of Common Stock to be purchased, together with this Warrant and
(ii) pay to Pegasystems the Warrant Price as provided in Section 2.l(c) below (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the "Exercise Date"). Such Exercise Notice shall be in the form of the subscription form appearing at the end of this Warrant as Annex A, duly executed by the Holder or its duly authorized agent or attorney.

     (b) Upon receipt of such Exercise Notice, Warrant and payment, Pegasystems shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, cause to be executed and delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock purchasable upon such exercise, together with cash in lieu of any fraction of a share (as provided in Section 2.2). The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date. If this Warrant shall have been exercised in part, Pegasystems shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant. Such new Warrant shall in all other respects be identical with this Warrant.

     (c) Payment of the Warrant Price shall be made at the option of the Holder either (i) by delivery of a certified or official bank check or by wire transfer to an account designated by Pegasystems, in either case in immediately available funds in the amount of such Warrant Price, or (ii) by instructing Pegasystems to withhold a number of shares of Common Stock then purchasable upon exercise of this Warrant with an aggregate Fair Value equal to such Warrant Price (the "Cashless Exercise Option"). In the event of any such withholding of Common Stock purchasable upon exercise of this Warrant where the number of shares whose Fair Value is equal to the Warrant Price is not a whole number, the number of shares withheld by Pegasystems shall be rounded up to the nearest whole share and Pegasystems shall make a cash payment to the Holder based on the incremental fraction of a share being so withheld by Pegasystems in an amount determined in accordance with Section 2.2.

     2.2. Fractional Shares. Pegasystems shall not be required to deliver any fractional shares of Common Stock upon exercise of this Warrant. As to any fraction of a share that the Holder of this Warrant would otherwise be entitled to purchase upon any such exercise, Pegasystems shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Fair Value of one share of Common Stock as of the Exercise Date.

     2.3. Continued Validity and Application. A Holder of shares of Common Stock (or any Substitute Property) issued upon the exercise of this Warrant, in whole or in part, including any transferee of such shares (or such Substitute
Property),  shall  continue,  with  respect to such  shares (or such  Substitute
Property), to be entitled to all rights and to be subject to all obligations that are applicable to such Holder by the terms of this Warrant (all of which rights and obligations shall survive the exercise of this Warrant), including without limitation the provisions of Section 7. Pegasystems shall, at the time of any exercise of this Warrant or any transfer of such Common Stock (or Substitute Property), upon the request of such Holder, acknowledge in writing, in form and substance reasonably satisfactory to such Holder, their continuing obligations to afford to such Holder such rights referred to in this Section 2.3; provided, however, that if such Holder shall fail to make any such request, such failure shall not affect the continuing obligation of Pegasystems to afford to such Holder all such rights.

3. ANTIDILUTION PROVISIONS

     The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be adjusted from time to time as set forth in this Section 3.

     3.1. Stock Dividends, Subdivisions and Combinations. If at any time after the Original Issue Date Pegasystems shall:

          (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock

          (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of such Common Stock, or

          (iii) combine its outstanding shares of Common Stock into a smaller number of shares of such Common Stock then the Exercise Price shall be adjusted to equal the product of the Exercise Price in effect immediately prior to such event multiplied by a fraction, the numerator of which is equal to the number of shares of Fully Diluted Outstanding Common Stock immediately prior to the adjustment and the denominator of which is equal to the number of shares of Fully Diluted Outstanding Common Stock immediately after such adjustment. The adjustments described in this Section 3.1 shall be made whenever any of the events set forth herein occurs and shall become effective immediately after the effective date of any such event, retroactive to the record date therefor with respect to any exercise of this Warrant after such record date.

     3.2. Distributions of Evidences of Indebtedness or Other Assets. (a) If at any time after the Original Issue Date Pegasystems shall issue or transfer as a dividend or distribution to the holders of the Common Stock evidences of its indebtedness or other assets (including securities of Pegasystems or any other issuer but excluding (i) any dividend paid in cash out of earnings or out of any surplus legally available for dividends under the laws of the jurisdiction in which Pegasystems is incorporated at the time of such dividend (other than an extraordinary or special dividend) and (ii) any dividend or distribution subject to Section 3.1), then the Exercise Price shall be adjusted to equal the product of the Exercise Price in effect immediately prior to such distribution multiplied by a fraction, the numerator of which is equal to the Fair Value per share of the Common Stock as of the record date for such distribution less the Fair Distribution Value per share of Common Stock of the evidences of indebtedness or other assets distributed and the denominator of which is equal to the Fair Value per share of the Common Stock as of such record date.

     (b) If at any time after the Original Issue Date Pegasystems shall issue or transfer as a dividend or distribution to the holders of any class of Non-Preferred Stock other than Common Stock evidences of its indebtedness or other assets (including securities of Pegasystems or any other issuer but excluding (i) any dividend paid in cash out of earnings or out of any surplus legally available for dividends under the laws of the jurisdiction in which Pegasystems is incorporated at the time of such dividend (other than an extraordinary or special dividend) and (ii) any dividend or distribution subject to Section 3.1), then the Exercise Price shall be adjusted to equal the product of the Exercise Price in effect immediately prior to such distribution multiplied by a fraction, the numerator of which is equal to the Fair Value per share of the Common Stock as of the "ex-dividend" date for such dividend or distribution and the denominator of which is equal to the Fair Value per share of the Common Stock immediately prior to such "ex-dividend" date.

     (c) The adjustments described in this Section shall be made whenever any of the events set forth herein occurs and shall become effective immediately after the effective date of any such event, retroactive to the record date therefor with respect to any exercise of this Warrant after such record date.

     3.3. Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in Section 3.1 or 3.2, the Holder shall thereafter be entitled to purchase upon the exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/lOOth of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     3.4. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. If at any time after the Original Issue Date Pegasystems shall reorganize its capital, reclassify its capital stock consolidate or merge with or into another corporation (where Pegasystems is not the surviving entity or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock of Pegasystems), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another Person and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of capital stock of the successor or acquiring entity or of Pegasystems (if it is the surviving entity) or any cash or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) ("Substitute Property") are to be received by or distributed to the holders of Common Stock of Pegasystems who are holders immediately prior to such transaction then the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this
Warrant in accordance with Section 2, the amount of Substitute Property receivable as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In such event, the aggregate Exercise Price payable for the shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such event (as it may be adjusted) shall be allocated among the items of Substitute Property receivable as a result of such reorganization, reclassification, merger, consolidation or disposition of assets (and, to the extent still applicable, the shares of Common Stock for which this Warrant was exercisable immediately prior to such transaction) in proportion to the respective fair market values of such items of Substitute Property (and such shares of Common Stock) as determined in good faith by the Board of Directors or Chief Financial Officer of Pegasystems, subject to the right of the Majority Holders to challenge such allocation under Section 13.8. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring entity (if other than Pegasystems) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by Pegasystems and all the obligations and liabilities hereunder (including, without limitation, its obligations under Section 7), subject to such modifications as may be reasonably agreed upon by Pegasystems (or the successor or acquiring entity) and the Majority Holders in order to provide for appropriate antidilution adjustments with respect to any equity securities included in such Substitute Property, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 3. Alternatively, upon the request of the Holder of this Warrant accompanied by the surrender of this Warrant, such successor or acquiring entity shall issue in its own name a new Warrant reflecting such modifications. The foregoing provisions of this Section shall similarly apply to successive reorganizations, reclassification, mergers, consolidations or disposition of assets.

     3.5. Other Dilutive Events. In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, upon the written request of the Majority Holders, Pegasystems shall determine what adjustments, if any, are required to be made to the Exercise Price and/or the number of shares of Common Stock issuable upon exercise of this Warrant on a basis consistent with the essential intent and principles established herein as a result of such event in order to preserve the purchase rights represented by this Warrant, which determination shall be made by the Board of Directors or Chief Financial Officer of Pegasystems. Pegasystems shall give the Holders written notice of such determination within thirty (30) days after receipt of the request of the Majority Holders, which Majority Holders shall have the right to challenge such determination pursuant to Section
13.8. Pegasystems shall promptly take any actions necessary to implement the adjustments provided for in its determination or, in the event of a challenge to such determination by the Majority Holders, the determination agreed to by Pegasystems and such Majority Holders or the determination of the Independent Financial Expert that results from the procedures contemplated in Section 13.8.

     3.6. Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the adjustments provided for pursuant to this Section 3:

          (a) When  Adjustment  to Be Made.  The  adjustments  required  by this
     Section 3 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (b) Fractional Interests. In computing adjustments under this Section 3, fractional interests in Common Stock shall be taken into account to the nearest 1/lOOth of a share.

          (c) When Adjustment Not Required. If Pegasystems shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution and shall, thereafter and before the distribution to stock-holders thereof, legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          (d) Certain Limitations. Notwithstanding anything herein to the contrary, Pegasystems agrees not to enter into any transaction that, by reason of any adjustment under this Section 3, would cause the Exercise Price to be less than the par value of the Common Stock if any, unless Pegasystems first reduces the par value of the Common Stock to be less than the Exercise Price that would result from such transaction.

          (e) Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Exercise Price shall be adjusted pursuant to this Section 3, Pegasystems shall forthwith prepare a certificate to be executed by the Chief Financial Officer or General Counsel of Pegasystems setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 3.6) describing the number and kind of any other shares of stock or Substitute Property for which this Warrant is exercisable, and any related change in the Exercise Price, after giving effect to such adjustment or change. Pegasystems shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 13.2.

          (f) Record Date. In case Pegasystems shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Non-Preferred Stock Convertible Securities or Stock Purchase Rights or (ii) to subscribe for or purchase Non-Preferred Stock Convertible Securities or Stock Purchase Rights, then all references in this Section 3 to the date of the issuance or sale of such shares of Non-Preferred Stock Convertible Securities or Stock Purchase Rights shall be deemed to be references to such record date.

          (g) Maximum Exercise Price. Except as provided in Section 3.1 above, at no time shall the Exercise Price per share of Common Stock exceed the amount set forth in the first paragraph of the preamble of this Warrant.

4.   NO IMPAIRMENT

     Pegasystems shall not, by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereunder against impairment. Without limiting the generality of the foregoing, Pegasystems shall take all such action as may be necessary or appropriate in order that it may validly and legally deliver fully paid and nonassessable shares of Common Stock to the Holder upon the exercise of this Warrant, free and clear of all liens and encumbrances.

5.   RESERVATION AND AUTHORIZATION OF COMMON STOCK

     From and after the Original Issue Date, Pegasystems shall at all times reserve and keep available for issuance to the Holder pursuant to such exercise such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant. All shares of Common Stock purchasable pursuant to the terms hereof, when delivered to the Holder upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all liens and encumbrances.

6.   TRANSFERS  OF WARRANT AND  RESTRICTED  STOCK;  DIVISION OR  COMBINATION  OF
     WARRANTS

     6.1. Warrant Transfer Procedures. Subject to compliance with this Section 6, the Holder of this Warrant shall be entitled to transfer or assign its interest in this Warrant in whole or in part to any of its Affiliates. Each transfer of this Warrant and all rights hereunder shall be registered on the books to be maintained by or on behalf of Pegasystems for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form of Annex B hereto duly executed by the Holder or its agent or attorney. Upon such surrender and delivery, Pegasystems shall, subject to Section 6.3, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 6.3, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued in its name.

     6.2. Division and Combination. Subject to compliance with the applicable provisions of this Warrant, this Warrant may be divided or combined with other Warrants without cost to the Holder thereof upon presentation of this Warrant at the Designated Office, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, Pegasystems shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     6.3. Restrictions on Transfer. (a) Prior to the commencement of the Exercise Period, this Warrant may not be assigned, pledged or Transferred by any Holder to any Person other than an Affiliate of FDR (or its or their successors).

     (b) Whether prior to the commencement of or during the Exercise Period, neither this Warrant nor any shares of Restricted Stock issued upon the exercise hereof shall be Transferred other than pursuant to an effective registration statement under the Securities Act or an exemption from the registration provisions thereof and in compliance with any applicable state securities laws. No Transfer of this Warrant or any such shares of Restricted Stock to any Person (other than (i) a Transfer pursuant to such an effective registration statement under the Securities Act or (ii) a Transfer to an Affiliate of the transferring Holder of such securities in compliance with the requirements set forth below) shall be valid or effective unless such Holder shall have first delivered to Pegasystems a legal opinion reasonably satisfactory to Pegasystems (which opinion may be given by either in-house or outside counsel with expertise in such securities laws) to the effect that the proposed Transfer is exempt from the registration requirements of the Securities Act and that any state securities laws requirements applicable to such Transfer are being complied with. A Transfer of this Warrant or such shares of Restricted Stock may be made by any Holder thereof to an Affiliate of such Holder without delivery of such a legal opinion if such Affiliate shall first have delivered to Pegasystems an officer's certificate signed by a senior officer of such Affiliate to the effect that such Affiliate is acquiring such securities for investment only and not with a view to distribution thereof (excluding a possible Transfer pursuant to available exemptions under applicable federal and state securities laws); provided that if within five (5) Business Days after the receipt of such certificate Pegasystems notifies the transferring Holder that Pegasystems has reasonably determined in good faith, after consultation with counsel with expertise in the applicable securities laws, that a substantial uncertainty exists as to whether the proposed Transfer of such securities to such Affiliate is exempt from the registration requirements of the Securities Act or complies with any applicable state securities laws, the transferring Holder may not complete the proposed Transfer to such Affiliate unless such Holder first delivers to Pegasystems a legal opinion reasonably satisfactory to Pegasystems (which opinion may be given by either in-house or outside counsel expert in such securities laws) to the effect that the proposed Transfer is exempt from the registration requirements of the Securities Act and that any applicable state securities laws requirements are being complied with. Each certificate, if any, evidencing such shares of Restricted Stock issued upon any such Transfer, other than in a public offering pursuant to an effective registration statement, shall bear the restrictive legend set forth in Section 6.4(a) below, and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 6.4(b), unless the Holder delivers to Pegasystems a legal opinion (which opinion may be given by either in-house or outside counsel with expertise in such securities laws) reasonably satisfactory to Pegasystems to the effect that such legend is not required for the purposes of compliance with the Securities Act and any applicable state securities laws. Holders of a Warrant or the Restricted Stock, as the case may be, shall not be entitled to Transfer such Warrant or such Restricted Stock except in accordance with this Section 6.3(b).

     6.4. Restrictive Legends. (a) Except as otherwise provided in this Section 6, each certificate for Restricted Stock initially issued upon the exercise of this Warrant, and each certificate for Restricted Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THE WANT UNDER WHICH SUCH SHARES WERE ISSUED."

     (b) Except as otherwise provided in this Section 6, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "NEITHER THIS WARRANT NOR ANY OF THE SECURITIES PURCHASABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THIS WARRANT."

     6.5. Termination of Securities Law Restrictions. Notwithstanding the foregoing provisions of this Section 6, the restrictions imposed by Section 6.3(b) on the transferability of this Warrant and Restricted Stock and the legend requirements of Section 6.4 shall terminate as to any particular Warrant or shares of Restricted Stock when Pegasystems shall have received from the Holder thereof a legal opinion reasonably satisfactory to the Pegasystems to the effect that such legend is not required in order to ensure compliance with the Securities Act or any applicable state securities laws. Whenever the restrictions imposed by Sections 6.3(b) shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

          "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN WARRANT CONTAINED IN SECTIONS 6.3(b) AND 6.4 TERMINATED ON _____________, _________, AND ARE OF NO FURTHER FORCE AND EFFECT."

Each Warrant issued upon registration of transfer of any Warrant entitled to bear such legend shall have a similar legend endorsed thereon. Wherever the restrictions imposed by this Section shall terminate as to any share of Restricted Stock as hereinabove provided, the Holder thereof shall be entitled to receive a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 6.4(a).

     6.6.  Maintenance  of  Books.   Pegasystems  agrees  to  maintain,  at  the
Designated Office, books for the registration and transfer of this Warrant.

     6.7. Rule 144 Current Information. Pegasystems shall use its best efforts to at all times make public information available and to take such other actions as the Holders of this Warrant or shares of Restricted Stock may reasonably request so as to afford such Holders the benefits of Rule 144 in connection with resales.

7.   REGISTRATION RIGHTS

     7.1. Demand Registration Rights.

     (a) Demand Registration. At any time during the Exercise Period, the Holders of all of the outstanding Registrable Securities ("Demanding Holders") may give Pegasystems written notice that such Demanding Holders desire to sell Registrable Securities in a transaction involving a public distribution. Promptly after receipt of such notice, Pegasystems and the Demanding Holders shall discuss the feasibility of arranging for a sale of such Registrable Securities pursuant to Rule 144 that would enable such Demanding Holders to dispose of such Registrable Securities within a single thirty-day distribution period commencing not later than thirty (30) days after the date of such written notice and with respect to which the Demanding Holders would not be required to register and would be permitted to freely sell such Registrable Securities under any applicable state securities laws (a "Non-Registered Distribution"). If required as a condition to the availability of Rule 144 for such a Non-Registered Distribution, the Holders shall utilize the Cashless Exercise Option in acquiring the Registrable Securities to be sold in such Non-Registered Distribution. However, the Demanding Holders may at any time following the initiation of such discussions request in writing (a "Demand Request") that Pegasystems file with the Commission a registration statement under the Securities Act for a public offering of such Registrable Securities (a "Demand Registration") and Pegasystems shall be obligated to prepare and file such registration statement on the terms and conditions set forth below unless, within ten (10) days after the receipt of such Demand Request, Pegasystems either (i) (A) delivers to the Demanding Holders an unqualified opinion in form and substance reasonably satisfactory to the Demanding Holders of nationally recognized counsel reasonably satisfactory to the Demanding Holders and with expertise in securities laws concluding that the Demanding Holders may sell the Registrable Securities subject to the Demand Request in a Non-Registered Distribution without violating and in accordance with applicable securities laws and (B) agrees to indemnify such Demanding Holders against any Damages suffered or incurred by such Demanding Holders directly or indirectly resulting from such opinion proving to be incorrect in whole or in part or (ii) elects to exercise its Call Right with respect to such Registrable Securities. If the conditions described in either clause (i) or (ii) of the preceding sentence are met, Pegasystems shall have no obligation to take any further action under this
Section 7 with respect to such Demand Request. Notwithstanding any provision to the contrary contained herein, Pegasystems shall have no obligation to effect a Demand Registration unless all Registrable Securities are included therein.

     (b) Notice of Request for Registration. Within ten (10) days after delivery of a Demand Request, Pegasystems shall give notice of such Demand Request to all Holders of Registrable Securities and shall include in such Demand Registration all Registrable Securities with respect to which Pegasystems has received written requests from such Holders for inclusion within fifteen (15) Business Days after such notice is given. All requests for inclusion of Registrable
Securities pursuant to this Section 7.1 (b), as well as the initial Demand Request, shall specify the aggregate number of the Registrable Securities of each Holder to be registered and also shall specify the intended methods of disposition thereof (including without limitation whether such offering is to be an underwritten offering).

     (c) Pegasystem's Right to Postpone Registration. In the event that Pegasystems receives a Demand Request during the Lock-Up Period applicable to any underwritten registered offering of Common Stock Convertible Securities or Stock Purchase Rights (so long as Pegasystems has complied with its obligations under Section 7.2 in respect of such offering), Pegasystems shall have the right to postpone the Demand Registration until the expiration of such Lock-Up Period. In addition Pegasystems shall have the right to postpone the filing of any Demand Registration for a reasonable period not to exceed 120 days if at any time prior to such filing (A) Pegasystems has decided to effect a public offering of Non-Preferred Stock Convertible Securities or Stock Purchase Rights or (B) if Pegasystems's Board of Directors or Chief Financial Officer has reasonably determined in good faith that the disclosures required to be made in such Demand Registration or the sale of the Registrable Securities pursuant thereto would prejudice in any significant respect any significant financing, acquisition or other transaction then pending or planned by Pegasystems or any of its Subsidiaries. Pegasystems shall give the Demanding Holders written notice of any such postponement, which notice shall be accompanied by a certificate signed by the Chief Financial Officer or General Counsel of Pegasystems certifying as to the existence of the prerequisites for such postponement. The Demanding Holders may withdraw their Demand Request at any time between the date of such notice and the end of the applicable postponement period, in which case no Demand Registration shall be deemed to have occurred pursuant to such Demand Request for the purposes of paragraph (d) below. If the Demand Request is not so withdrawn upon expiration of the applicable postponement period, Pegasystems shall proceed with the requested Demand Registration on the terms and conditions set forth below. Pegasystems may exercise its postponement right under this paragraph (c) only once with respect to any Demand Request. If Pegasystems postpones a Demand Registration with respect to which a Demand Request was given prior to the expiration of the Exercise Period and such Demand Request is not withdrawn by the Demanding Holders, the Exercise Period shall be extended automatically until the expiration of the registration period provided for below or, if greater, by a number of days equal to the number of days in the postponement period.

     (d) Holders Limited to One Demand Registration. Pegasystems shall be obligated to effect no more than one Demand Registration in total. For purposes of the preceding sentence, registration shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and such interference is not thereafter eliminated or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders. Subject to the foregoing, if Pegasystems shall have complied with its obligations under this Section 7, a right to demand a registration pursuant to this Section 7.1 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the registration statement and (y) the date as of which such Demand Registration shall have been Continuously Effective for a period of 60 days, provided that if any Registrable Securities remain unsold as of the end of such 60-day period for reasons beyond the reasonable control of the Selling Holders, such Selling Holders may by written notice to Pegasystems abandon such Demand Registration, in which case the Holders of Registrable Securities shall be entitled to one additional Demand Registration under this Section 7.1 (but in no event shall Pegasystems be required to effect more than one such additional Demand Registration) but only if such Selling Holders first agree in writing to promptly reimburse Pegasystems for all Registration Expenses incurred by Pegasystems in connection with such additional Demand Registration.

     (e) Effective Registration Expenses. Subject to the proviso in the last sentence of paragraph (d) above, in any registration initiated as a Demand Registration, Pegasystems will pay all Registration Expenses whether or not the registration has become effective.

     (f) Priority on Demand Registrations. If the managing underwriters of a Demand Registration, in good faith, advise Pegasystems in writing that in their opinion the number of securities proposed to be sold in such Demand Registration exceeds the number that can be sold in such offering or that such number of securities could only be sold if the selling price anticipated to be received by the Selling Holders would have to be reduced, Pegasystems will include in such Demand Registration (i) first, the Registrable Securities of the Holders, pro rata among the Holders on the basis of the number of shares of Registrable Securities then owned by them, after assuming the exercise of the outstanding Warrants; (ii) second, any securities to be issued and sold by Pegasystems and
(iii) last, any securities held by all other Persons, pro rata among such Persons on the basis of the number of shares proposed to be so registered by them.

     (g) Limitations on Right of Pegasystems or Other Persons to Piggyback on Demand Registrations. Neither Pegasystems nor any Person owning any of its securities (other than the Holders of Warrants and Common Stock purchasable upon exercise of the Warrants) shall have the right to include any of Pegasystems's securities in a registration statement initiated as a Demand Registration under this Section 7.1, unless (i) such securities are of the same class as the Registrable Securities being registered and (ii) if such Demand Registration is an underwritten offering, Pegasystems or such Persons, as applicable, agree in writing to sell their securities on the same terms and conditions as apply to the Registrable Securities being sold. If any Persons owning securities of Pegasystems (other than the Holders of Registrable Securities in such capacity) register securities of Pegasystems in a Demand Registration, such Persons shall pay the fees and expenses of counsel to such Persons and their pro rata share of the Registration Expenses if the Registration Expenses are not paid by Pegasystems for any reason. Pegasystems covenants that it shall not grant any registration rights to any Person which rights would conflict or be inconsistent with the provisions of this Section 7.1(g).

     (h) Selection of Underwriters and Counsel, Etc. If a Demand Registration involves an underwritten offering: (i) the Majority Selling Holders shall be entitled to select the managing underwriter to administer the offering, subject to the approval of Pegasystems (which approval shall not be unreasonably withheld) and (ii) the Majority Selling Holders shall have the right to select the counsel to represent the Selling Holders. The underwriting agreements for any Registration involving an underwritten offering shall require that the underwriters purchase all Warrants properly included by the Selling Holders in a Demand Registration at the closing of the public offering, at a purchase price equal to the aggregate public offering price for the Registrable Securities covered by such Warrants less the aggregate Exercise Price therefor and less applicable underwriters' discounts and commissions.

     7.2. Piggyback Registration. If Pegasystems proposes or is required to file a registration statement under the Securities Act with respect to an offering by Pegasystems for its own account and/or for the account of others of any class of equity security (including any Convertible Securities or Stock Purchase Rights), other than a registration statement on Form S4 or Form S-8 (or any successor form)  or  filed  in  connection  with any  exchange  offer  or an  offering  of securities solely to Pegasystems existing stockholders or a registration statement filed pursuant to Section 7.1, then Pegasystems shall in each case promptly give notice of such proposed filing to all Holders at least 10 Business Days before the anticipated filing date, and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities held by such Holders as such Holders may request by written notice given to Pegasystems within 10 days after receipt of such notice (a "Piggyback Registration"); provided that Pegasystems may at any time withdraw or cease proceeding with any Piggyback Registration described in this Section 7.2 if it shall at the same time withdraw or cease proceeding with the registration of such other securities originally proposed to be registered. Pegasystems shall use its reasonable best efforts to cause the underwriter of a proposed underwritten offering to permit such Holders to include the specified Registrable Securities of such Holders in such offering on the same terms and conditions as any similar securities of Pegasystems included therein. Notwithstanding the foregoing, if the underwriter of such offering delivers a written opinion to the Holders that the number of securities which such Holders, Pegasystems and any other Persons intend to include in such offering exceeds the number that can be sold in such offering or that such number of securities could only be sold if the selling price anticipated to be received would have to be reduced then the amount to be offered shall be reduced, first, pro rata among the Holders and any other Persons proposing to register securities (other than a Person for whom Pegasystems is making a required registration) on the basis of the number of shares proposed to be registered by them and, second, out of the securities proposed to be registered by Pegasystems or any Persons for whom Pegasystems is making a required registration, to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter.

     7.3. Registration Procedures. If and whenever Pegasystems is required by the provisions of this Section 7 to effect or cause the registration of any Registrable Securities under the Securities Act, Pegasystems will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable; provided, that Pegasystems shall not be required to honor any request for registration under Section 7.2 if such request is received by Pegasystems later than 30 Business Days after the date Pegasystems first notifies the Holders of such registration. In connection with any such registration Pegasystems will:

     (a) within a reasonable time, prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; and prepare and file with the Commission such amendments and supplements to such registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 60 days, or such shorter period as may be required if all Registrable Securities covered by such registration statement are sold prior to the expiration of said 60-day period; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (b) prior to filing a registration statement, furnish to each Selling Holder, managing underwriter or agent, copies of such registration statement as proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in the registration statement (including each preliminary prospectus) and such other documents as such Selling Holder, managing underwriter or agent may reasonably request, and will furnish to the managing underwriter, for each underwriter participating in an underwritten offering, one conformed copy of such registration statement as originally filed and each amendment thereto (including documents incorporated by reference into the related prospectus);

     (c)  deliver  to  each  Selling  Holder  and  each   underwriter  or  agent
participating in such offering, without charge, as many copies of each preliminary prospectus as such Selling Holder or underwriter or agent may reasonably request, and consent to the use of such copies for purposes permitted by the Securities Act; deliver to each such Selling Holder and underwriter and agent participating in such offering, without charge, from time to time during the period when a prospectus is required to be delivered under the Securities Act, such number of copies of the prospectus (as supplemented or amended) as such Selling Holder or such underwriter or agent may reasonably request;

     (d) use its best efforts promptly to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Selling Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder; provided, that for any such purpose Pegasystems will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7.3(d),
(ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

     (e) use its best efforts promptly to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Pegasystems to enable the Selling Holders thereof to consummate the disposition of such Registrable Securities;

     (f) immediately notify the Selling Holders and the managing underwriter or agent, and confirm the notice in writing, (i) when a registration statement, or any post-effective amendment to such registration statement shall have become effective, or any supplement to the related prospectus or any amended prospectus shall have been filed, (ii) of the receipt of any comments from the Commission,
(iii) of any request by the Commission to amend the registration statement or amend or supplement the prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registered securities for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes and (v) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the registered securities any representation and warranty of Pegasystems contemplated by Section 7.3(g) ceases to be true and correct;

     (g) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Warrants and Registrable Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Selling Holders, counsel for the underwriters or agents or counsel for Pegasystems, to amend the registration statement covering such Registrable Securities or amend or supplement the related prospectus in order that such prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of any of such counsel, at any such time to amend such registration statement or amend or supplement the related prospectus in order to comply with the requirements of the Securities Act, promptly prepare and file such amendment or supplement as may be necessary to correct such untrue statement or omission or to make such registration statement or the related prospectus comply with such requirements;

     (h) use every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of a registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest possible time;

     (i) not at any time file or make any amendment to a registration statement, or any amendment of or supplement to a related prospectus (including amendments of the documents incorporated by reference into such prospectus), of which the Selling Holders or the managing underwriter or agent shall not have been previously advised and furnished a copy, or to which such Selling Holders, the managing underwriter or agent or counsel for any of the foregoing shall reasonably object;

     (j) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions (including without limitation making such representations and warranties to the Selling Holders, the underwriters and agents, if any, in form, substance and scope as are customarily made by issuers to underwriters and agents in primary underwritten public offerings) as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, and shall use its best efforts to cause such underwriters to agree in such customary agreements to purchase from any Holder who so requests its Warrants in connection with such underwritten public offering (without requiring any such Holder to exercise its Warrant for Common Stock purchasable upon exercise of the Warrants);

     (k) make available for inspection by any Selling Holder, any managing underwriter or agent participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Selling Holder, underwriter or agent (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of Pegasystems (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause Pegasystems's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such registration statement, provided that Pegasystems shall not be required to disclose any such Records to any Inspector that has not executed a confidentiality agreement in substantially the form attached as Annex C;

     (l) on the effective day of a registration statement or, in the case of an underwritten offering, on the date of delivery of the Registrable Securities sold pursuant thereto, cause to be delivered to the Selling Holders and the underwriters or agents, if any, opinions of counsel for Pegasystems, which counsel, and opinions (in form, scope and substance) shall be reasonably satisfactory to counsel for the Selling Holders, covering the matters customarily covered in opinions given to underwriters in primary underwritten public offerings; immediately prior to the effectiveness of a registration statement or, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto, cause to be delivered to the Selling Holders and the underwriters or agents, if any, letters from Pegasystems's independent public accountants stating that such accountants are independent public accountants with respect to Pegasystems within the meaning of the Securities Act, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent public accountants delivered in connection with primary underwritten public offerings;

     (m) Each Selling Holder agrees that, upon receipt of any notice from Pegasystems of the happening of any event of the kind described in Section 7.3(g), such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7.3(g), and, if so directed by Pegasystems, such Selling Holder will deliver to Pegasystems all copies, other than permanent file copies then in such Selling Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event Pegasystems shall give any such notice, Pegasystems shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7.3(g) to and including the date when each Selling Holder shall have received the copies of the supplemented or amended prospectus contemplated by Section 7.3(g).

     7.4. Registration Expenses. All reasonable expenses incident to Pegasystems's performance of compliance with Sections 7.1 through 7.4, including without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses (including without limitation, expenses of printing prospectuses), messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which this Agreement requires such securities to be listed, and fees and disbursements of counsel for Pegasystems and its independent certified public accountants (including without limitation the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (in the event Pegasystems elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by Pegasystems in connection with such registration, reasonable fees and expenses of other Persons retained by Pegasystems and any Selling Holders' Counsel Fees incurred in connection with each registration hereunder (but not including any underwriting discounts or commissions attributable to the sale of Registrable Securities) (all such expenses collectively the "Registration Expenses") will be borne by Pegasystems; provided that in the event that (i) Pegasystems presents the Selling Holders in any Demand Registration with a list of at least three nationally recognized underwriters that have participated in securities offerings by Pegasystems within two years prior to the date of the related Demand Request or who have undertaken due diligence with respect to Pegasystems during such period in connection with a merger, acquisition or other type of transaction, together with an estimate of the due diligence expenses of each underwriter (and its counsel) for the contemplated underwriting, (ii) such underwriters are ready, willing and able to effect the underwriting of the Registrable Securities at the time contemplated by the Selling Holders and (iii) the Majority Selling Holders select a managing underwriter pursuant to Section 7.1(h) that is not on such list, then the Selling Holders shall be required to pay the incremental due diligence expenses of the underwriters and their counsel resulting from such selection.

     7.5. Indemnification: Contribution.

     (a) Indemnification by Pegasystems. Pegasystems agrees to indemnify, to the full extent permitted by law, each Selling Holder, its officers, directors and agents and each Person who controls such Holder (within the meaning of the Securities Act), and any investment advisor thereof or agent therefor, against all losses, claims, penalties, damages, liabilities and expenses (collectively, "Damages") caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to such Selling Holder furnished in writing to Pegasystems by such Selling Holder expressly for use therein or by such Selling Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Pegasystems has furnished or made available to such Selling Holder a sufficient number of copies of the same. Pegasystems will also indemnify the underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Selling Holders. Pegasystems's indemnity set forth in the preceding sentences of this Section 7.5(a) is subject to the condition that, insofar as such indemnity relates to any untrue statement or omission or any alleged untrue statement or omission made in a preliminary prospectus but eliminated or remedied in a final prospectus, it shall not inure to the benefit of any Selling Holder, its officers, directors and agents or any Person who controls such Selling Holder, if a copy of the final prospectus was not delivered by the Selling Holder to a Person purchasing from such Selling Holder and asserting the claim at or prior to the time required by the Securities Act, sufficient copies of such final prospectus were furnished or made available to such Selling Holder and the delivery thereof to such Person would have constituted a defense to the claim asserted by such Person.

     (b) Indemnification by Selling Holders. In connection with any registration statement in which a Selling Holder is participating, each such Person hereby indemnifies, to the full extent permitted by law, Pegasystems, its directors, officers and agents and each Person who controls Pegasystems (within the meaning of the Securities Act) against any Damages resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit with respect to such Selling Holder furnished in writing by such Selling Holder expressly for inclusion in such registration statement or prospectus.

     (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification under this Section 7.5 agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to this Section 7.5 and, unless in the reasonable judgment of the indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that the failure to so notify such indemnifying party shall not relieve such party from any liability which it may have to such indemnified party except to the extent that the failure to give notice is prejudicial to such indemnifying party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus any required local counsel) with respect to such claim, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other indemnified parties represented by such counsel with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and disbursements of one additional counsel (and any required local counsel) for the indemnified party subject to such conflict of interest. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

     (d) Contribution. If the indemnification provided for in this Section 7.5 from the indemnifying party is unavailable to an indemnified party hereunder (other than by reason of exception provided in Section 7.5(a) or (b)) in respect of any Damages referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Damages referred to above shall be deemed to include, subject to the limitations set forth in Section 7.5(c), any legal or other fees and expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 7.5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 7.5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7.5(d).

     7.6. Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all powers of attorney, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. Each Selling Holder participating in any registration under this Section 7 agrees not to use any materials in connection with the sale of Registrable Securities pursuant to such registration other than materials filed by Pegasystems with the Commission or, after such registration becomes effective, otherwise publicly available.

8. CALL RIGHT

     At any time between the receipt by Pegasystems of a Demand Request and the effective date of the related registration statement, Pegasystems shall have the right (the "Call Right") to purchase the Registrable Securities sought to be included by the Selling Holders (or, if the Call Right is exercised within 10 days of such Demand Request, the Demanding Holders) in a Demand Registration, or the Warrants under which such Registrable Securities are issuable (as applicable) for a purchase price (the "Call Price") equal to the Fair Value of such Registrable Securities, in each such case determined (i) if the Common Stock is publicly traded at the time, in accordance with the definition of "Current Market Price" and (ii) otherwise as of the date of the applicable Call Notice; provided that to the extent that any such Warrants are to be repurchased, the applicable Call Price shall be reduced by the amount of the Exercise Price then in effect. Pegasystems may exercise such Call Right by giving written notice of such exercise (a "Call Notice") to the applicable Holders at any time within the time period specified above. The Call Price shall be paid by Pegasystems to the applicable Holders within five (5) Business Days after the applicable Call Price is determined by wire transfer to such accounts as shall be designated by such Holders, and shall be accompanied by a certificate setting forth Pegasystems's calculation of the Call Price.

9. LOSS OR MUTILATION

     Upon receipt by Pegasystems from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to Pegasystems and, in case of mutilation upon surrender and cancellation of this Warrant, Pegasystems will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, in the case of mutilation no indemnity shall be required if this Warrant in identifiable form is surrendered to Pegasystems for cancellation.

10. DESIGNATED OFFICE

     As long as this Warrant remains outstanding, Pegasystems shall maintain an office or agency (the "Designated Office"), where this Warrant may be presented for exercise or registration of transfer as provided in this Warrant. Such Designated Office shall initially be the office of Pegasystems at ADDRESS,
Attention: TITLE. Pegasystems may from time to time change the Designated Office to another office within the United States by notice given to the registered holder of this Warrant at least ten (10) Business Days prior to the effective date of such change.

11. SHAREHOLDER INFORMATION

     Until the earlier of the expiration of the Exercise Period or the Exercise Date, Pegasystems shall deliver to the Holder of this Warrant one copy of each annual report, proxy statement and each other document distributed by Pegasystems generally to the holders of its Common Stock concurrently with the delivery thereof to such shareholders. In addition, Pegasystems shall deliver to such Holder copies of any report on Form 10-K, Form 10-Q or Form 8-K filed by Pegasystems with the Commission promptly after such filing.

12. REPRESENTATIONS AND WARRANTIES

     Pegasystems represents and warrants to each of the Holders that, as of the Original Issue Date:

     12.1. Subscriptions, Options, Etc. As of the Original Issue Date, no subscription, warrant, option or other right to purchase or acquire any shares of any class of capital stock of Pegasystems or any security convertible into or exchangeable for any such shares, in each case issued by or binding upon Pegasystems, is outstanding except: (i) the Original Warrant, and (ii) options and other awards outstanding under Pegasystems' employee benefit plans.

     12.2. Authority to Execute and Perform Agreement. It has all necessary corporate power and authority to execute, deliver and perform its obligations under this Warrant and to issue or transfer the Common Stock purchasable upon exercise of this Warrant; the execution, delivery and performance by it of this Warrant have been duly authorized by all necessary corporate action on its part; and this Warrant has been duly executed and delivered by and constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of creditors' rights generally or (b) the principles governing the availability of equitable remedies.

     12.3. Authorized Capital Stock. The authorized capital stock of Pegasystems as of the Original Issue Date consists of 45,000,000 shares of Common Stock of which 28,487,600 shares are issued and outstanding and none are reserved for issuance upon the exercise of outstanding Stock Purchase Rights and Convertible Securities (excluding the shares reserved for issuance upon exercise of the Original Warrant and shares issuable under Pegasystems stock plans). The Common Stock has the rights and preferences set forth in the Certificate of Incorporation of Pegasystems, a true, correct and complete copy of which, together with the Bylaws of Pegasystems, in each case with all amendments through the Original Issue Date, have been delivered to Pegasystems.

     12.4. No Breach; No Contractual Restriction on Repurchase. Neither the execution and delivery of this Warrant, the consummation of the transactions contemplated hereby (including without limitation the issuance of Common Stock upon the exercise hereof), nor compliance with the terms and provisions hereof will: (a) conflict with or result in a breach of, or require any consent under,
(i) the Certificate of Incorporation or bylaws of Pegasystems, (ii) any applicable law or regulation or (iii) any order, writ, injunction or decree of any court or governmental authority or agency applicable to Pegasystems, or any agreement or instrument to which Pegasystems is a party or by which Pegasystems is bound or to which Pegasystems is subject or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien upon any of the revenues or assets of Pegasystems pursuant to the terms of any such agreement or instrument.

     12.5. Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency on or prior to the Original Issue Date, which have not already been made or obtained, are necessary for the execution, delivery or performance by Pegasystems of this Warrant, the consummation of the transactions herein contemplated or for the validity or enforceability thereof.

13. MISCELLANEOUS

     13.1. Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of Pegasystems or any Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

     13.2. Notices. Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          (i) if to any Holder of this Warrant or holder of Restricted Stock issued upon the exercise hereof, at its last known address appearing on the books of Pegasystems maintained for such purpose;

          (ii) if to Pegasystems, at ADDRESS, Attention: TITLE;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been delivered to Federal Express or another overnight courier service.

     13.3. Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder of this Warrant to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Common Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of Pegasystems, whether such liability is asserted by Pegasystems or by creditors of Pegasystems.

     13.4. Remedies. Each Holder of this Warrant, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. Pegasystems agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agree, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

     13.5. Successors and Assigns. Subject to the provisions of Section 6, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of Pegasystems and the successors and permitted assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any current Holder. In addition, the provisions of Section 7 and any other provisions hereof that by their terms apply to Holders of Common Stock issued upon exercise hereof shall survive any exercise of this Warrant and inure to the benefit of and be binding upon such Holders and any transferees of such Common Stock. Notwithstanding the foregoing, with respect to the transfer of this Warrant or shares of Common Stock received upon exercise of this Warrant other than to an Affiliate of FDR, the registration rights granted under this Warrant shall be transferable only to Persons receiving under such transfer at least 100,000 shares of Common Stock or the right to receive 100,000 shares of Common Stock upon exercise of this Warrant.

     13.6. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

     13.7. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     13.8. Right of Holders to Challenge Certain Determinations of Pegasystems. The following provisions shall apply to any determination by the Board of Directors or Chief Financial Officer of Pegasystems (the "Pegasystems Determination") of (i) the Fair Value of any Non-Preferred Stock (ii) the Fair Distribution Value of any dividend or distribution to the holders of any class of NonPreferred Stock radii) the fair market value or allocation of any consideration for the issuance of Non-Preferred Stock and (iv) any other valuation, allocation or adjustment hereunder that is stated to be subject to the right of the Majority Holders to challenge such determination pursuant to this Section

13.8. Upon the request of the Majority Holders, Pegasystems shall make available to the Majority Holders such material information as the Majority Holders may reasonably request relevant to the issue addressed by such Pegasystems Determination; provided that Pegasystems shall not be required to disclose any confidential information to any Holder that has not executed and delivered a confidentiality agreement substantially in the form of Annex C hereto or the disclosure of which would violate any contractual or other legally binding confidentiality restriction applicable to Pegasystems. If the Majority Holders at any time believe that the Pegasystems Determination is inaccurate in a way that disadvantages the Holders, they may propose an alternative valuation or allocation (the "Holders' Determination") by written notice to Pegasystems setting forth the basis for such Holders' Determination. Upon delivery of such notice, Pegasystems and the Majority Holders shall negotiate in good faith for a period of thirty (30) days in an effort to resolve the differences in valuation or allocation represented by the Pegasystems Determination and the Holders' Determination. If such differences are not resolved by agreement of Pegasystems and the Majority Holders by the end of such thirty-day period, the Majority Holders will have the right, exercisable by written notice to Pegasystems, to require that such dispute be resolved by an Independent Financial Expert, who shall be instructed to make its own independent determination of the valuation or allocation in question (the "Expert's Determination"), which Expert's Determination shall not be less favorable to the Holders than Pegasystems's Determination nor more favorable to the Holders than the Holders' Determination. The Expert shall be instructed to make its determination within sixty (60) days, and its determination shall be final and binding on Pegasystems and all Holders or Warrants and Common Stock. The reasonable fees and expenses of the Independent Financial Expert shall be paid by Pegasystems if the Expert's
Determination is more than five percent (5%) closer to the Holders' Determination than to Pegasystems's Determination, shall be paid by the Majority Holders if the Expert's Determination is more than five percent (5%) closer to Pegasystems's Determination than to the Holders' Determination, but shall be shared equally by Pegasystems and the Majority Holders if the Expert's Determination does not vary from the mean between Pegasystems's Determination and the Holders' Determination by more than five percent (5%) of such mean. Pending final resolution of the dispute by negotiation or by submission of the dispute to an Independent Financial Expert, Pegasystems's Determination shall be used for the purpose of making any payment hereunder to the Holders, for making any adjustment to the Exercise Price hereunder or for any other purpose hereunder. If the resolution of such dispute is more favorable to the Holders than Pegasystems's Determination, Pegasystems shall make such additional payments and shall take such other additional actions as are necessary to place the Holders in the same position as they would have been in if the Expert's Determination had been used for the purpose of making such payment or adjustment to the Exercise Price or for such other purpose at the time of taking such original action.

     13.9. Waiver or Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived only with the written consent of Pegasystems and the Majority Warrant Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the written consent of the Holder thereof.

     13.10. GOVERNING LAW. THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REFERENCE TO ANY CONFLICTS OF LAWS PRINCIPLES.

     IN WITNESS WHEREOF, Pegasystems has caused this Warrant to be duly executed by their duly authorized officers.


                                        PEGASYSTEMS INC.


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


ACKNOWLEDGED AND AGREED TO
BY FIRST DATA RESOURCES INC.


By:
     ----------------------------
     Name:
     Title:

                                     ANNEX A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

     The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of an aggregate of __________ shares Common Stock of PEGASYSTEMS INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the indicated number of shares of Common Stock hereby purchased (and any securities or other property purchasable upon such exercise) be issued in the name of and delivered to:

Name                                       Address              Number of Shares

-------------------------     -----------------------------     ----------------

                              -----------------------------

                              -----------------------------


-------------------------     -----------------------------     ----------------

                              -----------------------------

                              -----------------------------


-------------------------     -----------------------------     ----------------

                              -----------------------------

                              -----------------------------


[Replicate additional delivery
instruction blocks as necessary]

Dated: __________________          ________________________________
                                   (Name of Registered Owner)

                                        ---------------------------------------
                                        (Signature of Registered Owner)

                                        ---------------------------------------
                                        (Street Address)

                                        ---------------------------------------
                                        (City) (State) (Zip Code)

                                     ANNEX B

                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee(s) named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:


Name                                       Address              Number of Shares

-------------------------     -----------------------------     ----------------

                              -----------------------------

                              -----------------------------


-------------------------     -----------------------------     ----------------

                              -----------------------------

                              -----------------------------


-------------------------     -----------------------------     ----------------

                              -----------------------------

                              -----------------------------


[Replicate additional assignment
blocks as necessary]

and does hereby irrevocably constitute and appoint ________________________ attorney-in-fact to register such transfer onto the books of Pegasystems Inc. maintained for the purpose, with full power of substitution in the premises.


Dated: __________________          ________________________________
                                   (Name of Registered Owner)

                                        ---------------------------------------
                                        (Signature of Registered Owner)

                                        ---------------------------------------
                                        (Street Address)

                                        ---------------------------------------
                                        (City) (State) (Zip Code)

                                     ANNEX C

                        FORM OF CONFIDENTIALITY AGREEMENT

                            CONFIDENTIALITY AGREEMENT

     THIS CONFIDENTIALITY AGREEMENT (this "Agreement") is entered into as of the ___ day of _________, ________________ by and between PEGASYSTEMS INC., a Massachusetts corporation ("Pegasystems"), and _________________________, a STATE corporation ("Recipient").

     WHEREAS, Recipient is the holder of a Warrant (the "Warrant") issued by Pegasystems or of shares of Pegasystems Common Stock issued upon exercise of such a Warrant and, pursuant to Section 13.8 of such applicable Warrant, has requested that Pegasystems disclose to the Recipient certain Confidential Information (as defined below);

     WHEREAS, it is a condition to Pegasystems's obligation under Section 7.3(k) or Section 13.8 of the Warrant to disclose such Confidential Information that Recipient agree to abide by certain confidentiality restrictions with respect to such Information, as more fully set forth below:

     NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, Pegasystems and Recipient agree as follows:

     1. Confidential Information Defined. For the purposes of this Agreement, "Confidential Information" of Pegasystems or any Affiliate (collectively, the "Disclosing Party") will include all oral and written information and material, in tangible or intangible form (including, without limitation, technical, operating, business, marketing and financial information), which such Disclosing Party furnishes, directly or indirectly, to the Recipient or any of its Affiliates (collectively, the "Receiving Party") pursuant to Section 7.3(k) or
Section 13.8 of the Warrant and which is specifically identified in writing as being confidential. Such identification of Confidential Information may be made by the Disclosing Party before or during the disclosure of such information or by written notice delivered following such disclosure confirming that such disclosure constituted Confidential Information; provided that in the event that any such Confidential Information is identified by a written notice delivered to the Recipient following such disclosure the provisions of this Agreement shall not be deemed to apply to such Confidential Information (or to any disclosure thereof by the Recipient) prior to the giving of such notice. However, none of the following will be considered Confidential Information:

     (i) information that was already known to the Receiving Party (and not otherwise subject to an obligation of confidentiality to the Disclosing Party) prior to disclosure of such information to the Receiving Party by the Disclosing Party;

     (ii) information that is disclosed to the Receiving Party by a third party which, to the knowledge of the Receiving Party, is not under any obligation of confidentiality to the

           Disclosing Party with respect to such information;

     (iii) information that is in the public domain or hereafter enters the public domain through no fault of the Receiving Party;

     (iv) information that is independently developed by employees, consultants or agents of the Receiving Party without reference to Confidential Information of the Disclosing Party.

     2. Obligation to Maintain Confidentiality. Each Receiving Party shall: (1) keep all Confidential Information disclosed to it by the Disclosing Party in strict confidence; (2) protect such Confidential Information with the same degree of care as the Receiving Party treats its own confidential information;
(3) not, without the prior written consent of the Disclosing Party, disclose or permit any such Confidential Information to be disclosed to anyone other than the Receiving Party's directors, officers, employees, agents or consultants who have a legitimate need to know the Confidential Information in connection with matters contemplated in Section 7.3(k) or Section 13.8 of the Warrant or, if the Recipient is a "Holder" within the meaning of the Warrant, in connection with such Holder's exercise of any of its rights under the Warrant or other pending business matters between such Holder and Pegasystems; and (4) not use, and not permit its directors, officers, employees, agents or consultants to use, any such Confidential Information for any reason other than as contemplated in
Section 7.3(k) or Section 13.8 of the Warrant or, if the Recipient is a "Holder" within the meaning of the Warrant, in connection with such Holder's exercise of any of its rights under the Warrant or other pending business matters between such Holder and Pegasystems].

     3. Obligations of Permitted Disclosees. Each Receiving Party shall advise all directors, officers and employees to whom any Confidential Information is disclosed of the confidentiality obligations of such directors, officers and officers under this Agreement with respect to such information, and such Receiving Party shall require all agents, consultants and other third parties to whom Confidential Information is disclosed pursuant to paragraph 2 above to agree in writing to be bound by the confidentiality obligations set forth in this Agreement.

     4. Required Disclosures. In the event any Receiving Party is required by any court or legislative or administrative body (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation, demand or similar process) to disclose any Confidential Information, the Receiving Party shall provide the Disclosing Party with prompt notice of such requirement in order to afford the Disclosing Party an opportunity to seek an appropriate protective order. However, if the Disclosing Party is unable to obtain or does not seek such protective order and the Receiving Party is compelled to disclose such Confidential Information under pain of liability for contempt or other censure or penalty, disclosure of such information may be made without liability.

     5. Equitable Relief. Each Receiving Party agrees that the Disclosing Party would suffer irreparable harm and that damages caused by a breach of this Agreement may be impossible to calculate and may, therefore, be an inadequate remedy. Accordingly, each Receiving Party agrees that the Disclosing Party shall be entitled to temporary and permanent injunctive relief against the

Receiving Party and/or its agents for any threatened or actual breach hereof.

     6. Notices. Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     (a) if to the Recipient, at its last known address appearing on the stock or Warrant transfer records of Pegasystems;

     (b) if to Pegasystems, at ADDRESS, Attention: TITLE;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) business days after the same shall have been deposited in the United States mail, or one (1) business day after the same shall have been delivered to Federal Express or another overnight courier service.

     7. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of Pegasystems and Recipient.

     8. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     9. Headings. The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

     10. GOVERNING LAW. THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REFERENCE TO ANY CONFLICTS OF LAWS PRINCIPLES.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.


                                        PEGASYSTEMS INC.

                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:


                                        [Recipient]


                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:

                                TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----
1.        DEFINITIONS .............................................................................1
2.        EXERCISE OF WARRANT .....................................................................8
2.1.    Manner of Exercise ........................................................................8
2.2.    Fractional Shares .........................................................................9
2.3.    Continued Validity and Application ........................................................9
3.        ANTIDILUTION PROVISIONS .................................................................9
3.1.    Stock Dividends, Subdivisions and Combinations ...........................................10
3.2.    Distributions of Evidences of Indebtedness or Other Assets ...............................10
3.3.    Adjustment of Number of Shares Purchasable ...............................................11
3.4.    Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets .........11
3.5.    Other Dilutive Events ....................................................................12
3.6.    Other Provisions Applicable to Adjustments under this Section ............................12
4.        NO IMPAIRMENT ..........................................................................13
5.        RESERVATION AND AUTHORIZATION OF COMMON STOCK;
          REGULATORY PROBLEMS.....................................................................14
6.        TRANSFERS OF WARRANT AND RESTRICTED STOCK; DIVISION OR
          COMBINATION OF WARRANTS ................................................................14
6.1.    Warrant Transfer Procedures ..............................................................14
6.2.    Division and Combination .................................................................14
6.3.    Restrictions on Transfer .................................................................14
6.4.    Restrictive Legends ......................................................................15
6.5.    Termination of Securities Law Restrictions ...............................................16
6.6.    Maintenance of Books .....................................................................17
9.        LOSS OR MUTILATION .....................................................................27
10.       DESIGNATED OFFICE ......................................................................27
11.       SHAREHOLDER INFORMATION ................................................................28
12.       REPRESENTATIONS AND WARRANTIES .........................................................28
13.1.   Nonwaiver ................................................................................29
13.2.   Notices ..................................................................................29
13.3.   Limitation of Liability ..................................................................30
13.4.   Remedies .................................................................................30
13.5.   Successors and Assigns ...................................................................30
13.6.   Severability .............................................................................30
13.7.   Headings .................................................................................30
13.8.   Right of Holders to Challenge Certain Determinations of Pegasystems ......................30
13.9.   Waiver or Amendment ......................................................................31
13.10.  GOVERNING LAW ............................................................................32